EXHIBIT 1.2
                             2,500,000 Common Shares
                                ($.01 Par Value)
                             UNDERWRITING AGREEMENT



                                               February 18, 1998
A.G. EDWARDS & SONS, INC.
One North Jefferson Avenue
St. Louis, Missouri 63103

         The undersigned, Health and Retirement Properties Trust, a Maryland real estate investment trust (the "Company"), hereby confirms its agreement with you (the "Underwriter") as follows:

         1. Description of Shares. The Company proposes to issue and sell to you 2,500,000 common shares of beneficial interest, par value $.01 per share (the "Shares"). The Shares are more fully described in the Prospectus hereinafter defined.

         2. Purchase, Sale and Delivery of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to you, and you agree to purchase from the Company at a purchase price of $19.00 per share, 2,500,000 Shares.

         The Company will deliver definitive certificates for the Shares at the office of A.G. Edwards & Sons, Inc., 77 Water Street, New York, New York ("Edwards' Office"), or such other place as you and the Company may mutually agree upon (the "Place of Closing"), for your account against payment to the Company of the purchase price for the Shares sold to you by wire transfer of immediately available funds, at 10:00 a.m., St. Louis time, on February 23, 1998, or at such other time and date not later than three full business days thereafter as you and the Company may agree, such time and date of payment and delivery being herein called the "Closing Date."

         The certificates for the Shares so to be delivered will be made available to you for inspection at Edwards' Office (or such other place as you and the Company may mutually agree upon) at least one full business day prior to the Closing Date and will be in such names and denominations as you may request at least two full business days prior to the Closing Date.

                3.  Representations,  Warranties  and Agreements of the Company.
(a) The Company represents and warrants to and agrees with you that:

                  (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"); a registration statement (Registration No. 333-26887) on Form S-3, including a prospectus relating to the registration of the


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         Shares and such other securities which may be offered from time to time in accordance with Rule 415 under the Act, and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company pursuant to and in conformity in all material respects with the requirements of the Act, and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, was filed with the Commission under the Act, and was declared effective on May 30, 1997. Copies of such registration statement, including any amendments thereto, each related preliminary prospectus contained
         therein,   the  exhibits,   financial  statements  and  schedules  have
         heretofore   been  delivered  by  the  Company  to  you.  A  prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business has been or will be prepared and will be filed pursuant to Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations). The term "Registration Statement" as used herein means the registration statement, and the basic prospectus included therein, as amended at the time it or any amendment thereto became effective under the Act (the "Effective Date"), including financial statements and all exhibits and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act. Any document filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of the Registration Statement or the date of the Prospectus Supplement and incorporated by reference in the Prospectus as defined below shall be deemed to be included in the Registration Statement and the Prospectus as of the date of such filing. The term "Prospectus" as used herein means (i) the basic prospectus included in the Registration Statement at the Effective Date, as supplemented by the Prospectus Supplement as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, except that, if such basic prospectus is amended or supplemented subsequent to the Effective Date, the term "Prospectus" shall refer to the basic prospectus as so amended
         or  supplemented   and  as  further   supplemented  by  the  Prospectus
         Supplement, or (ii) if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date and the last Preliminary Prospectus filed with the Commission prior to the time the Registration Statement became effective, taken together (including, in each case, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act). The term "Preliminary Prospectus" as used herein shall mean a preliminary prospectus included at any time in the Registration Statement.

                  (ii) The Commission has not issued, and is not, to the knowledge of the Company, threatening to issue, an order preventing or suspending the use of any Preliminary Prospectus or the Prospectus nor instituted proceedings for that purpose. Each Preliminary Prospectus at its date of issue, the Registration Statement at the Effective Date, and the Prospectus at its date of issue and any amendments or supplements thereto contains or will contain, as the case may be, all statements which are required to be stated therein by, and in all material respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment

                                       -2-

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         thereto,  as  of  the  applicable   effective  date,  and  neither  the
         Prospectus nor any supplement thereto, as of its applicable issue date or the Closing Date, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and conforming with, written information furnished to the Company by you specifically for use in the preparation thereof.

                  (iii) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations adopted by the Commission thereunder (the "1934 Act Rules and Regulations"), and, when read together and with the other information in the Prospectus, at the time the Registration Statement became effective and at the Closing Date, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading.

                  (iv)  The  filing  of  the  Registration   Statement  and  the
         execution and delivery of this Agreement have been duly authorized by the Board of Trustees of the Company; this Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms (except to the extent the enforceability of the indemnification and contribution provisions of Section 6 hereof may be limited by public policy considerations as expressed in the Act as construed by courts of competent jurisdiction, and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity); the issue and sale of the Shares by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a violation of the Company's Amended and Restated Declaration of Trust or bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries under, any statute, or under any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which they are bound or to which any of the properties or assets of the Company or its subsidiaries is subject, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries or their properties, except to such extent as does not materially adversely affect the business of the Company and its subsidiaries taken as a whole; no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation of the transactions herein contemplated, except such as may be required by

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         the National Association of Securities Dealers,  Inc. (the "NASD"), the
         New York Stock Exchange or under the Act or Rules and Regulations or any state securities laws.

                  (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree. Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries taken as a whole have not incurred any material liabilities or material obligations, direct or contingent, other than in the ordinary course of business, or entered into any material transactions not in the ordinary course of business, and there has not been any material change in the capital stock or long-term debt of the Company and its subsidiaries taken as a whole or any material adverse change in the condition (financial or other), net worth, business, affairs, management, prospects or results of operations of the Company and its subsidiaries taken as a whole. The Company and its subsidiaries have filed all material federal, state and foreign income and franchise tax returns and paid all material taxes shown as due thereon; all tax liabilities are adequately provided for on the books of the Company and its subsidiaries except to such extent as would not materially adversely affect the business, operations, affairs, properties, prospects, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole, the Company and its subsidiaries have made all necessary payroll tax payments and are current and up-to-date as of the date of this Agreement; and the Company and its subsidiaries have no knowledge of any tax proceeding or action pending or threatened against the Company or its subsidiaries which might materially adversely affect their business or property.

                  (vi) Except as described in the Prospectus, there is not now pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company or its subsidiaries is a party before or by any court or public, regulatory or governmental agency or body which might be expected to result (individually or in the aggregate) in any material adverse change in the business, operations, affairs, properties, prospects, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole, or might be expected to materially and adversely affect (individually or in the aggregate) the properties or assets thereof, and there are no contracts or documents of the Company or its subsidiaries which would be required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement or incorporated by reference therein.

                  (vii) The Company has duly and validly authorized Shares as described in the Prospectus; all outstanding Shares of the Company and the Shares conform, or when issued will conform, to the description thereof in the Prospectus and have been, or, when issued and paid for will be, duly authorized, validly issued, fully paid and nonassessable; and the

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         issuance of the Shares to be  purchased  from the Company  hereunder is not subject to preemptive rights.

                     (viii) Each of the Company and its subsidiaries have been duly incorporated or formed, as the case may be, and is a validly existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of the state or other jurisdiction in which it is incorporated or formed, as the case may be. The Company and its subsidiaries have full power and authority (corporate and other) to own, lease and operate their properties and conduct their businesses as described in the Prospectus; each of the Company and its subsidiaries is duly qualified or registered to do business and is in good standing in each state or other jurisdiction in which its ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company and its subsidiaries to conduct its or their business as described in the Prospectus; and the outstanding shares of capital stock or ownership interests of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not except as disclosed in the Prospectus the subject of any agreement or understanding with any person.

                       (ix) The accounting firms which have certified the financial statements filed with or incorporated by reference in and as a part of the Registration Statement are independent public accounting firms within the meaning of the Act and the Rules and Regulations.

                        (x) The consolidated financial statements of the Company
         together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement and Prospectus fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations, changes in financial position, shareholders' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The summary and selected financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. In addition, the pro forma financial statements of the
         Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.
         Furthermore, all financial statements required by Rule 3-14 of Regulation S-X ("Rule 3-14") have been included or incorporated by reference in

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         the  Registration  Statement and the  Prospectus and any such financial statements are in conformity with the requirements of Rule 3-14. No other financial statements are required to be set forth or to be
         incorporated  by  reference  in  the  Registration   Statement  or  the
         Prospectus under the Act or the Rules and Regulations thereunder.

                       (xi) Neither the Company nor any subsidiary is in default with respect to any contract or agreement to which it is a party; provided that this representation shall not apply to defaults which individually or in the aggregate are not materially adverse to the business, operations, affairs, properties, prospects, profits or condition (financial or other), or income of the Company and its subsidiaries taken as a whole.

                      (xii)  Neither  the  Company  nor  any  subsidiary  is  in violation of any other laws, ordinances or governmental rules or regulations to which it is subject, including, without limitation,
         Section 13 of the Exchange Act, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the business, operations, affairs, properties, prospects, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole, and neither the Company nor any subsidiary has failed to obtain any license, permit, franchise, easement, consent, or other governmental authorization necessary to the ownership, leasing and operation of its properties or to the conduct of its business, which violation or failure would materially adversely affect the business, operations, affairs, properties, prospects, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole. Neither the Company nor any subsidiary has, at any time during the past five years, (A) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (B) made any payment to any state, federal or foreign government official, or other person charged with similar public or quasi-public duty (other than payment required or permitted by applicable law).

                     (xiii) Except as disclosed in the Prospectus, there are no holders of securities of the Company having rights to registration thereof or preemptive rights to purchase Shares of the Company. Holders of registration rights have waived such rights with respect to the offering being made by the Prospectus.

                      (xiv) Except as described in the Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the conduct of the business, operations, affairs, properties, prospects, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole.

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                       (xv) The  Company and each of its  subsidiaries  has good
         and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (i) are described in the Prospectus or (ii) are not material to the business of the Company or its subsidiaries, taken as a whole. The Company and each of its subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such subsidiaries; the use and occupancy of each of the properties of the Company complies in all respects with all applicable codes and zoning laws and regulations, except such noncompliance as would not have a material adverse effect on the conduct of the business,
         operations,  affairs,  properties,   prospects,  profits  or  condition
         (financial or other) or income of the Company and its subsidiaries taken as a whole; the Company has no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvements of, construction on, or access to any of the properties of the Company; and the Company has no knowledge of any pending or threatened proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to any of the properties of the Company.

                      (xvi)  Title  insurance  in favor of the  Company  (or the subsidiary which holds title to such property) is maintained with respect to each of the properties owned by the Company in an amount at least equal to the greater of (i) the cost of acquisition of such property or (ii) the cost of construction by the Company of the improvements located on such property (measured at the time of such construction), except, in each case, where the failure to maintain such title insurance would not materially adversely affect the business, operations, affairs, properties, prospects, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole. Title insurance in favor of the mortgagee is maintained in an amount equal to the maximum commitment of the related loan.

                     (xvii)  (a)  Except as  disclosed  in the  Prospectus,  the
         Company has no knowledge of (a) the presence of any hazardous substances, hazardous materials, toxic substances, pollutants or waste materials (collectively, "Hazardous Materials") on any of its properties, except that which is in compliance with all Environmental Laws, or (b) any spills, releases, discharges or disposals of Hazardous Materials that have occurred or are presently occurring on or from its properties, which presence or occurrence would individually or in the aggregate have a material adverse effect on the conduct of the business, operations, affairs, properties, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole.

                        (b) Except as disclosed in the Prospectus, the Company, its subsidiaries and its properties (i) are in compliance with any and all Environmental Laws, (ii) have received all permits, licenses or other approvals required under applicable Environmental Laws to conduct their businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not individually or in the aggregate have a material adverse effect on the conduct of the business, operations, affairs, properties, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole.

                        (c) The Company engages environmental consultants to perform phase I environmental site assessments in substantial accordance with the applicable ASTM Standard to identify any environmental conditions prior to the purchase of its properties. On the basis of such phase I environmental site assessments, or such additional investigations as may have been performed based on the findings of a phase I assessment, and, except as described in the Prospectus, the Company and its subsidiaries have reasonably concluded that no such environmental conditions have been identified which would, individually or in the aggregate, have a material adverse effect on the conduct of the business, operations, affairs, properties, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole.

                        (d) As used herein, "Hazardous Material" shall include, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos, polychlorinated biphenyls ("PCBs"), petroleum products and by-products and substances defined or listed as "hazardous substances," "toxic substances," "hazardous waste," or "hazardous materials" in any Federal, state or local Environmental Law.

                        (e) As used herein, "Environmental Law" shall mean all laws, regulations or ordinances of any Federal, state or local governmental authority having or claiming jurisdiction over any of the Company's properties (a "Governmental Authority") that are designed to protect public health and the environment or regulate the handling of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Hazardous Material Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251 et seq.), and the Clean Air Act, as amended (42 U.S.C. Section 7401 et seq.), and any and all analogous future federal or present or future state or local laws.

                  (xviii) To the knowledge of the Company, no labor disturbance exists with the employees of the Company or its subsidiaries or is imminent which would have a material adverse effect on the business, operations, affairs, properties, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole.

                  (xix) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares, and the Company is not aware of any such action taken or to be taken by affiliates of the Company.

                  (xx) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (xxi) The mortgages and deeds of trust encumbering the properties and assets described in the Prospectus are not convertible nor does the Company hold a participating interest therein.

                  (xxii) Property and casualty insurance in favor of the Company is maintained with respect to each of the properties owned by it in an amount and on such terms as is reasonable and customary for businesses of this type.

                  (xxiii) The Company has continuously been organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code") for all taxable years commencing with its taxable year ended December 31, 1987. The Company has filed an election to be taxed as a real estate investment trust for all subsequent taxable years, and no such election has been terminated. The Company's method of operation will permit it to continue to meet the requirements for taxation as a real estate investment trust under the Code. The Company intends to continue to operate in a manner which would permit it to qualify as a real estate investment trust under the Code.

                  (xxiv) Except as disclosed in the Prospectus, each entity identified in the Prospectus as a tenant of any property, or a subtenant thereof, has entered into a lease or a sublease, if applicable, for the possession of such property; except as disclosed in the Prospectus, each such lease is in full force and effect and neither the Company nor any of its subsidiaries has notice of any defense to the obligations of the tenant thereunder or any claim asserted or threatened by any person or entity, which claim, if sustained, would have a material adverse effect on the conduct of the business, operations, affairs, properties, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole; and except as disclosed in the Prospectus, the lessor under each such lease has complied with its obligations under such lease in all material respects and neither the Company nor any of its subsidiaries has received notice of any default by the tenant under such lease which, individually or in the aggregate with other such defaults, would have a material adverse effect on the conduct of the business, operations, affairs, properties, profits or condition (financial or other) or income of the Company and its subsidiaries taken as a whole.

                  (xxv) Any certificate signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to you as to the matters covered thereby.

                  (xxvi) A registration statement relating to the Shares of the Company has been declared effective by the Commission pursuant to the Exchange Act and the Shares of the Company is duly registered thereunder. The Shares have been listed on the New York Stock Exchange, subject to notice of issuance or sale of the Shares, as the case may be.

                4. Additional Covenants. The Company covenants and agrees with you that:

                        (a) The Company will (i) prepare a Prospectus Supplement setting forth the number of Shares covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Shares are being issued, the name of the Underwriter and the number of Shares which the Underwriter has agreed to purchase, the price at which the Shares are to be purchased by the Underwriter from the Company and such other information as the Underwriter and the Company deem appropriate in connection with the offering of the Shares, and file the Prospectus in a form approved by you pursuant to Rule 424(b) under the Act no later than the Commission's close of business on the second business day following the date of the determination of the offering price of the Shares; (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and (iii) promptly notify you after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.

                        (b) The Company will advise you promptly, after it shall
         receive notice or obtain knowledge thereof, of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution or threatening of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

                        (c) The Company will cooperate with you and your counsel in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as they may have designated and will make such applications, file such documents, and furnish such information as may be necessary for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or to subject itself to taxation as doing business in any jurisdiction where it is not now so taxed. The Company will, from time to time, file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request.

                        (d) The Company will deliver to you, without charge as many copies of the Prospectus (including all documents incorporated by reference therein), or as it thereafter may be amended or supplemented, as you may from time to time reasonably request. The Company consents to the use of such Prospectus by you, both in connection with the offering or sale of the Shares and for such other purposes and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with the offering or sale of the Shares. The Company will deliver to you at or before the Closing Date two conformed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith or incorporated by reference therein and all documents incorporated by reference in the Prospectus and will deliver to you such number of copies of the Registration Statement, without exhibits, and of all amendments thereto, as you may reasonably request.

                        (e) If, during the period in which a prospectus is required by law to be delivered by an underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in your judgment or in the opinion of your counsel, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

                        (f) The Company will make generally available to its shareholders as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement in reasonable detail, covering a period of at least 12 consecutive months beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

                        (g) The Company will, for a period of five years from the Closing Date, deliver to you at your principal executive offices a reasonable number of copies of annual reports, quarterly reports, current reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to you similar reports with respect to any significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company financial statements. Any report, document or other information required to be furnished under this paragraph (g) shall be furnished as soon as practicable after such report, document or information becomes available.

                        (h) The Company will apply the proceeds from the sale of the Shares as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K.

                        (i) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Act.

                        (j) Prior to the Closing Date, the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

                        (k) Prior to the Closing Date, the Company will not issue any press releases or other communications directly or indirectly and will hold no press conference, with respect to the Company or any of its subsidiaries, the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of its subsidiaries, or the offering of the Shares, without your prior consent.

                        (l) The Company will use its best efforts to obtain approval for, and maintain the listing of the Shares on, the New York Stock Exchange.

                        (m) The Company and its subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that
         (1) transactions are executed in accordance with management's authorization, (2) transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company and its subsidiaries, (3) access to the assets of the Company and its subsidiaries is permitted only in accordance with management's authorization, and (4) the recorded accounts of the assets of the Company and its subsidiaries are compared with existing assets at reasonable intervals.

                        (n) During any period in which a prospectus is required by law to be delivered by an Underwriter or dealer, the Company will promptly file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

                        (o) The Company will continue to elect to qualify as a "real estate investment trust" under the Code, and will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust."

                5. Conditions of Underwriter's Obligation. Your obligations, as Underwriter to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy in all material respects, as of the date hereof and as of the Closing Date, of the representations and warranties of the Company contained herein, to the performance in all material respects by the Company of its covenants and obligations hereunder, and to the following additional conditions:

                  (a) All filings required by Rule 424 of the Rules and Regulations shall have been made. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceeding for that purpose shall have been initiated or, to your knowledge or the knowledge of the Company, threatened or contemplated by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

                  (b) You shall not have disclosed in writing to the Company on or prior to the Closing Date, that the Registration Statement or Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of your counsel, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) On the Closing Date, you shall have received (i) the opinion of Sullivan & Worcester LLP, counsel for the Company, addressed to you and dated the Closing Date, as to the matters set forth in
         Schedule I attached hereto, (ii) the opinion of Piper & Marbury LLP (as to Maryland law) and (iii) Sherin & Lodgen (as to certain matters not otherwise addressed).

                  (d) You shall have received on the Closing Date, from Chapman and Cutler, your counsel, such opinion or opinions, dated the Closing Date with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus and other related matters as you may reasonably require; the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

                  (e) You shall have received at or prior to the Closing Date from Chapman and Cutler a memorandum or memoranda, in form and substance satisfactory to you, with respect to the qualification for offering and sale by you of the Shares under state securities or Blue Sky laws of such jurisdictions as you may have designated to the Company.

                  (f) On the date of this Agreement and on the Closing Date, you shall have received from Ernst & Young LLP, a letter or letters, dated the date of this Agreement and the Closing Date, respectively, in form and substance satisfactory to you, confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the published Rules and Regulations, and stating to the effect set forth in Schedule II hereto.

                  (g) Except as contemplated in the Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, or entered into transactions, and there shall not have been any change in the capital stock or long-term debt of the Company and its subsidiaries or any change in the business, operations, affairs, prospects, profits or condition (financial or other) or income of the Company or its subsidiaries, the effect of which, in any such case described in clause
         (i) or (ii), is in your judgment so material or adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.

                  (h) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the establishing on such exchanges by the Commission or by such exchanges of minimum or maximum prices which are not in force and effect on the date hereof; (ii) a general moratorium on commercial banking activities declared by either federal or New York state authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; (iv) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iv) makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; or
         (v) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule, or order of any court or other governmental authority, or the taking of any action by any federal, state or local government or agency in respect of fiscal or monetary affairs, if the effect of any such event specified in this clause (v) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus.

                  (i) You shall have received certificates, dated the Closing Date and signed by the President and the Chief Financial Officer of the Company stating that (i) they have examined the Registration Statement and the Prospectus as amended or supplemented and all documents incorporated by reference therein and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto or any documents incorporated by reference therein as of their respective effective, issue or filing dates, contained, and the Prospectus as amended or supplemented and all documents incorporated by reference therein and when read together with the documents incorporated by reference therein, at the Closing Date, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, that (ii) all representations and warranties made herein by the Company are true and correct in all material respects at the Closing Date, with the same effect as if made on and as of the Closing Date, and all agreements herein to be performed by the Company on or prior to the Closing Date have been duly performed in all material respects.

                  (j) The Company shall not have failed, refused, or been unable, at or prior to the Closing Date to have performed in all material respects any agreement on their part to be performed or any of the conditions herein contained and required to be performed or satisfied by them at or prior to the Closing Date.

                  (k) The Company shall have furnished to you at the Closing Date such other certificates as you may have reasonably requested as to the accuracy, on and as of the Closing Date, of the representations and warranties of the Company herein and as to the performance by the Company of their obligations hereunder.

                  (l) The Shares shall have been approved for trading upon official notice of issuance on the New York Stock Exchange.

         All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Chapman and Cutler, your counsel. The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you may request.

         If any of the conditions specified above in this Section 5 shall not have been satisfied at or prior to the Closing Date or waived by you in writing, this Agreement may be terminated by you on notice to the Company.

         6. Indemnification. (a) The Company will indemnify and hold you harmless and each person, if any, who controls you within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which you or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any blue sky application or other document executed by the Company or based on any information furnished in writing by the Company, filed in any jurisdiction in order to qualify any or all of the Shares under the securities laws thereof ("Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse you and each such controlling person for any legal or other expenses reasonably incurred by you or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by you, specifically for use in the preparation thereof; and provided, further, that if any Preliminary Prospectus or the Prospectus contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a revised Preliminary Prospectus or in the Prospectus or in an amended or supplemented Prospectus, the Company shall not be liable to you or controlling persons under this subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such person results from the fact that you sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, such revised Preliminary Prospectus or Prospectus or amended or supplemented Prospectus. In addition to its other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), it will reimburse you on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse you for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

               (b) You will indemnify and hold harmless the Company, each of its trustees, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such trustee, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendment or supplement thereto, or any Blue Sky Application or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such Preliminary Prospectus or the Prospectus, such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by you specifically for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to your other obligations under this Section 6(b), you agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(b), you will reimburse the Company on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of your obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. This indemnity agreement shall be in addition to any liabilities which you may otherwise have.

               (c) Any party which proposes to assert the right to be indemnified under this Section 6 shall, within ten days after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section 6, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel in a written opinion that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne by the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. Each indemnified party, as a condition of such indemnity, shall cooperate in good faith with the indemnifying party in the defense of any such action or claim.

               (d) If the indemnification provided for in this Section 6 is for any reason, other than pursuant to the terms thereof, judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) to be unavailable to an indemnified party under subsections (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and you from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company and you in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other relevant equitable considerations. The relative benefits received by, as applicable, the Company and you shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by you, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contributions pursuant to this subsection
(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), you shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by you and distributed to the public exceeds the amount of any damages which the underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company contained herein or in certificates delivered pursuant hereto, and your agreements contained in
Section 6 hereof, shall remain operative and in full force and effect regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of you or any controlling person, the Company or any of its officers, directors or any controlling persons, and shall survive delivery of the Shares to you hereunder.

         8. Effective Date and Termination. (a) This Agreement shall become effective upon execution.

         (b) This Agreement may be terminated by you at any time at or prior to the Closing Date by notice to the Company if any condition specified in Section 5 hereof shall not have been satisfied on or prior to the Closing Date. Any such termination shall be without liability of any party to any other party except as provided in Sections 6 and 9 hereof.

         If you terminate this Agreement as provided in Section 8(b), you shall notify the Company by telephone or telegram, confirmed by letter.

         9. Cost and Expenses. The Company will bear and pay the costs and expenses incident to the registration of the Shares and public offering thereof, including, without limitation, (a) the fees and expenses of the Company's accountants and the fees and expenses of counsel for the Company, (b) the preparation, printing, filing, delivery and shipping of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, (c) the furnishing of copies of such documents to you, (d) the registration or qualification of the Shares for offering and sale under the securities laws of the various states, including the reasonable fees and disbursements of your counsel relating to such registration or qualification,
(e) the fees payable to the NASD (if any) and the Commission in connection with their review of the proposed offering of the Shares, (f) all printing and engraving costs related to preparation of the certificates for the Shares, including transfer agent and registrar fees, (g) all initial transfer taxes, if any, (h) all fees and expenses relating to the authorization of the Shares for trading on the New York Stock Exchange, (i) all travel expenses, including air fare and accommodation expenses, of representatives of the Company in connection with the offering of the Shares and (j) all of the other costs and expenses incident to the performance by the Company of the registration and offering of the Shares; provided, however, that you will bear and pay the fees and expenses of your counsel (other than fees and disbursements relating to the registration or qualification of the Shares for offering and sale under the securities laws of the various states), your out-of-pocket expenses, and any advertising costs and expenses incurred by you incident to the public offering of the Shares.

         If this Agreement is terminated by you in accordance with the provisions of Section 8(b), the Company shall reimburse you for all of your out-of-pocket expenses, including the reasonable fees and disbursements of your counsel.

         10. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed c/o A.G. Edwards & Sons, Inc. at One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Syndicate, facsimile number (314) 289-7387, or if sent to the Company shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to the Company at 400 Centre Street, Newton, MA 02158, facsimile number (617) 332-2261.

         11. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, corporation or other entity, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person, corporation or other entity. No purchaser of any of the Shares from you shall be construed a successor or assign by reason merely of such purchase.

               12. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

               13. Pronouns. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

               14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri.

         If the foregoing is in accordance with your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and you.


                                             HEALTH AND RETIREMENT
                                             PROPERTIES TRUST



                                             By /s/ Ajay Saini
                                                Name: Ajay Saini
                                                Title: Chief Financial Officer

Accepted in St. Louis, Missouri
as of the date first above written.
A.G. EDWARDS & SONS, INC.

By /s/ Richard H. Giles
      Name: Richard H. Giles
      Title: Managing Director

                                   SCHEDULE I

         Pursuant to Section 5(c) of the Underwriting Agreement, you shall be furnished opinions substantially in the form of the attached.

                                   SCHEDULE II

         Pursuant to Section 5(f) of the Underwriting Agreement, Ernst & Young LLP and Arthur Anderson LLP shall furnish letters to you to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable Rules and Regulations thereunder

                  (ii)  In  their  opinion,  the  financial  statements  and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable Rules and Regulations with respect to registration statements on Form S-3; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to you.

                  (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, performing the procedures specified by the AICPA for a review of interim financial information as discussed in SAS No. 71, Interim Financial Information, on the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) any material  modifications should be made to the
                  unaudited statements of consolidated income, statements of consolidated financial position and statements of consolidated cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles, or the unaudited statements of consolidated income, statements of consolidated financial position and statements of consolidated cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations thereunder.

                           (B) any other  unaudited  income  statement  data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus.

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus.

                           (D) any  unaudited pro forma  consolidated  condensed
                  financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                           (E) as of a  specified  date not more  than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated working capital, net current assets or net assets, or any changes in any other items specified by you, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                           (F) for  the  period  from  the  date  of the  latest
                  financial   statements  included  in  the  Prospectus  to  the
                  specified date referred to in

                  Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or any changes in any other items specified by you, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by you, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                  (iv) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by you, which are derived from the general accounting records of the Company and its subsidiaries for the periods covered by their reports and any interim or other periods since the latest period covered by their reports, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by you, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.